united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-23764

AOG Institutional Fund
(Exact name of registrant as specified in charter)

11911 Freedom Drive, Suite 730, Reston, VA	20190
(Address of principal executive offices)	(Zip code)

Peter Sattelmair
11911 Freedom Drive, Suite 730, Reston, VA 20190
(Name and address of agent for service)

Registrant’s telephone number, including area code:	703-757-8020

Date of fiscal year end:	9/30

Date of reporting period:	9/30/24

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

AOG Institutional Fund

Annual Report

September 30, 2024

TABLE OF CONTENTS

Letter to Shareholders (Unaudited)	Page 1
Portfolio Review (Unaudited)	Page 4
Schedule of Investments	Page 5
Statement of Assets and Liabilities	Page 7
Statement of Operations	Page 8
Statements of Changes in Net Assets	Page 9
Statement of Cash Flows	Page 10
Financial Highlights	Page 11
Notes to Financial Statements	Page 12
Audit Opinion	Page 25
Supplemental Information (Unaudited)	Page 26
Notice of Privacy Policy (Unaudited)	Page 28

AOG Institutional Fund
Letter to Shareholders (Unaudited)
September 30, 2024

The AOG Institutional Fund (“AOGFX”) finished the fiscal year ending September 30, 2024. The Fund’s investment objective is to seek total return, with the primary qualitative goal to position AOGFX to serve as a core alternative investment solution for investors. We manage the Fund to enable an accredited investor to pair AOGFX with public stocks and bonds, and thereby approximate an Endowment Model Portfolio1. The result is to provide the potential benefits of institutional investing to non-institutional investors.

As the Advisor to the Fund, AOG Wealth Management has a broad mandate across the entire universe of alternative investments, which allows us to act tactically and take advantage of the most attractive investment opportunities, regardless of asset class. Our approach of tiering both vintages and opportunities allow us to strike a balance between the opportunities for attractive short-term gains and long-term performance. We believe this strategy is essential for accommodating investors with varying time horizons, ensuring that AOGFX can remain an adaptable and attractive choice for a diverse range of shareholders.

Fiscal year 2024 felt like a period of “actualization” and legitimization of our strategy and approach. This time last year, we spoke at great length on the improvements and enhancements underway at the Fund: new investment opportunities, strategic portfolio turnover, and the impact of temporary cash drag on performance. We expected this “institutionalization” to temporarily mute performance and your patience was rewarded. Performance indeed began climbing from that point forward, even slightly outperforming expectations, given some residual cash and investment incubation during this fiscal year.

We are pleased to note that at the end of the fiscal period, our Cash and Treasury holdings were exactly in line with their targeted 5% weight. Throughout the year, we continued to actively redeem legacy investments and proactively deploy those resources into exciting new opportunities. Roughly 60% of the portfolio was turned over during the fiscal year. While extremely unlikely to ever repeat such turnover levels again, this should mainly speak to the breadth and extent of the portfolio development. That excess dry powder allowed us to efficiently and adeptly move into new, more attractive opportunities as they emerged.

Fiscal year performance in the Fund is now in line with our longer-term expectations. We finished the year up exactly 10.00% net. Notably, investor distributions also increased, from $0.15/share in fiscal 2023, to $0.41/share in fiscal 2024, an increase of 173%! While a 60/40 portfolio2 generated 26.44%, it’s important to remember that we historically have had little to no correlation or beta exposure to these arenas, so our performance is mainly agnostic to these markets. Needless to say, we do not believe that an environment where a stock & bond portfolio outperforms to such a degree is sustainable. If anything, we expect an eventual mean reversion to more typical levels, which would equate to a significant relative advantage for AOGFX.

When we examine our absolute performance on a since-inception basis, the Fund still remains ahead of the 60/40 portfolio (4.88% vs. 4.80% on an annualized basis). Further setting the Fund apart is the notably lower volatility offered, with a since inception standard deviation3 of just 2.29%, as opposed to the 13.17% standard deviation

[1]	The Endowment Model has the following as its primary investment characteristics: broad diversification across all asset classes, low allocations to assets with low expected returns, and high allocations to illiquid assets such as private equity, private credit, real estate, and venture capital.

[2]	A 60/40 portfolio is represented here by the S&&P500 Index and Barclays Aggregate Bond Index, respectively

[3]	Standard Deviation is defined as a statistical calculation that investors use as a measure of price variability. Standard deviation measures the dispersion of a dataset relative to its mean.

[4]	The Sharpe Ratio measures the risk-adjusted return of a security. This metric analyzes the return on a security in comparison to the amount of volatility (or risk) of that security. The historical sharpe ratio annualizes prior monthly returns to calculate the return measure and uses the annualized standard deviation of monthly returns as the risk measure.

AOG Institutional Fund
Letter to Shareholders (Unaudited)(Continued)
September 30, 2024

associated with the 60/40 portfolio. This led to a Sharpe ratio4 of 1.38, vs 0.23 for the 60/40. While lower volatility was not particularly rewarded over the past 12 months, we firmly believe in the cyclicality of the investment landscape.

For conversational simplicity, we often categorize alternative investments into four specific sectors: Private Equity/Venture Capital (“PE/VC”), Private Credit/Debt, Private Real Estate, and Other.

For the fiscal year, PE/VC was the best performing alternative asset class in the portfolio (contributing +$1.05/share of Net Asset Value). Specifically, several direct off-market and co-investment opportunities where we had identified unique niche theses were amongst the performance standouts. We believe this speaks strongly to our ability to add significant alpha to the Fund through such allocations, and there remain no shortages of exciting new opportunities in the pipeline. These opportunities often materialized swiftly and had short windows for execution, and our nimbleness and surplus liquidity was essential in capturing these opportunities.

Private Credit/Debt continued to be a consistent return driver (full year contributing +$0.70/share of NAV). This was the sector that we most heavily increased exposure to during the prior fiscal year, as seemingly misunderstood risk mitigants indicated an inherent potential for asymmetric risk-reward dynamics. Much of the income successfully generated from this group was responsible for allowing us to increase our distributions to investors so significantly during the year, and we expect this to continue.

Despite broad headwinds, Real Estate ended the fiscal period up moderately as well, contributing +$0.12/share despite its reduced portfolio representation. We dramatically lowered our overall real estate equity exposure, dropping from a peak of nearly 50% to a trough of 6% in late calendar 2023, before slowly building that asset class back up via a combination of debt investments and new-vintage niche arenas, ending the year at 15% of total portfolio makeup. The decision to accelerate redemptions was extremely advantageous to the Fund, avoiding both subsequent value impairments and pro rata redemption lock ups, while freeing up dry powder to allocate more effectively. We believe these newly allocated avenues will drive more value than broader late/existing-vintage real estate portfolios, and performance is already matching those expectations. Additionally, we are identifying what we believe will be more attractive opportunities in real estate as the current buyer-seller imbalance equalizes, and cap rates normalize. Lastly, the Other category was the only negative contributor, at - $0.02/share, but made up only a tiny fraction of the total portfolio.

Going forward, our pipeline of new investment opportunities is robust. We expect to continue to bring additional value to investors via the direct and co-investment pipeline, as we flex our direct-investing acumen. We believe this selectivity and opportunism in our investment selection process bodes well for future performance.

Sincerely,

AOGFX Management Team

AOG Institutional Fund
Letter to Shareholders (Unaudited)(Continued)
September 30, 2024

IMPORTANT INFORMATION

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Fund’s prospectus. To obtain a prospectus, please call 877-600-3573 or visit aogfunds.com. Please read the prospectus carefully before investing.

Investment in the AOGFX is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. Investors may not have immediate access to invested capital for an indefinite period of time and must have the financial ability, sophistication/experience, and willingness to bear the risks of an illiquid investment. No public market for Shares exists, and none is expected to develop in the future. An investor’s participation in the Fund is a long-term commitment, with no certainty of return. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year.

Opinions expressed are subject to change at anytime and are not guaranteed. Information presented is for general purposes only and is not intended to be a recommendation for any specific products or strategy, a forecast of future events, nor investment advice for any individual. Fund holdings and allocations are subject to change and are not recommendations to buy or sell any security.

Distributions are not guaranteed. The Fund declares and pays distributions from net investment income, including net realized capital gains if any. To the extent these distributions exceed net investment income, they will be classified as return of capital. The final determination of the source and tax characteristics of all distributions will be made after the end of the year.

AOGFX is distributed by UMB Distribution Services, LLC, which is not affiliated with AOG Wealth Management.

See accompanying notes to financial statements for additional important information and risk considerations.

AOG Institutional Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2024

The Fund’s performance figures* for the periods ended September 30, 2024, compared to its benchmark:

		Annualized
		Since Inception
	One Year	(12/31/2021)
AOG Institutional Fund	10.00%	4.88%
Bloomberg U.S. Aggregate Bond Index (a)	11.57%	(1.52)%
S&P 500 Total Return Index (b)	36.35%	8.85%
AOG Blended Benchmark Index (c)	25.98%	4.80%

Comparison of the Change in Value of a $10,000 Investment

(a)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate pass-throughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities (agency and non-agency). Investors cannot invest directly into an index.

(b)	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

(c)	The AOG Blended Benchmark Index represents a blend of 60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index. Investors cannot invest directly in an index.

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV as of September 30, 2024. The returns shown assume reinvestment of all distributions, and do not reflect the deduction of taxes that shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance is no guarantee of future results. Please read the Fund’s Prospectus carefully before investing. For performance information current to the most recent month-end, please call 1-877-600-3573.

Holdings By Asset Class as of September 30, 2024	% of Net Assets
Private Equity and Venture Capital Investments	28.5%
Private Debt and Credit Investments	27.4%
Closed-End Funds	16.4%
Private Real Estate	12.6%
Loans	12.4%
Short-Term Investments	5.0%
Warrants	0.0%
Other Assets in excess of Liabilities	-2.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

AOG Institutional Fund
Schedule of Investments
September 30, 2024

Shares		Fair Value
	CLOSED-END FUNDS - 16.4%
	DEBT AND CREDIT FUNDS - 6.1%
566	Apollo Diversified Credit Fund, Class I (a)	$12,638
40,079	CION Ares Diversified Credit Fund, Class I (a)	1,017,608
185,529	Cliffwater Enhanced Lending Fund, Class I (a)	2,074,212
39,865	Variant Alternative Income Fund, Institutional Class (a)	1,081,146
		4,185,604
	PRIVATE EQUITY FUNDS - 10.0%
129,504	Ares Landmark Private Markets Fund, Institutional Class (a)(c)	4,352,616
46,200	Stepstone Private Markets Fund, Class I (a)(c)	2,516,538
1,037	The Private Shares Fund, Class I (a)(c)	41,730
		6,910,884
	REAL ESTATE FUNDS - 0.3%
6,309	Bluerock Total Income+ Real Estate Fund, Class I (a)	174,756
396	KKR Real Estate Select Trust, Inc., Class I (a)	10,015
		184,771

	TOTAL CLOSED-END FUNDS (Cost - $9,929,277)	11,281,259

	PRIVATE DEBT AND CREDIT INVESTMENTS - 27.4%
	BUSINESS DEVELOPMENT COMPANIES - 4.1%
83,407	Carlyle Secured Lending III (a)(d)	1,748,220
40,984	HPS Corporate Lending Fund, Class I (a)	1,047,541
		2,795,761
	PRIVATE DEBT AND CREDIT FUNDS - 23.3%
—	Arkview Capital Co-Invest IV, LP (a)(d)(e)(g)	1,913,576
—	GEMS FUND 6, LP (a)(b)(d)(g)	1,822,976
—	LEONID Credit Income Fund, LP (a)(b)(d)(g)	5,462,023
4,000	PayJoy Asset Fund LLC, Class B (a)(d)(e)	4,000,000
—	Symbiotic Capital Life Science Credit Fund, LP (a)(b)(d)(g)	1,956,653
—	Tiverton AgriFinance III (b)(c)(d)(g)	895,110
		16,050,338

	TOTAL PRIVATE DEBT AND CREDIT INVESTMENTS (Cost - $18,736,261)	18,846,099

	PRIVATE EQUITY AND VENTURE CAPITAL INVESTMENTS - 28.5%
	PRIVATE EQUITY AND VENTURE CAPITAL FUNDS - 16.1%
—	Alpha Partners Fund III, LP (a)(b)(c)(d)(g)	396,498
—	Banner Ridge Small Buyouts I (Offshore) LP (a)(b)(c)(d)(g)	4,204,750
—	iCapital Carlyle Direct Access II, LP (a)(b)(c)(d)(g)	1,278,166
—	Mercer Private Investments Partners VII, LP (a)(c)(d)(e)(g)	5,136,512
		11,015,926
	PORTFOLIO COMPANIES - 12.4%
—	Alpha Sentinel Associates, LLC, Series I (a)(c)(d)(e)(g)	483,092
—	CSPG Tidal B Holdings LLC (a)(c)(d)(e)(g)	1,000,000
153,850	CTN Holdings, Inc. (f/k/a Aspiration Partners, Inc.) (a)(c)(d)(e)	350,000
3,000,000	Frontline HoldCo LLC (a)(c)(d)(e)	3,007,891
—	ICON Ark Co-Investment LP (a)(b)(c)(d)(g)	228,984
5	PMG Legal LLC (a)(b)(c)(d)	1,166,965
—	Preservation Capital Partners Strategic Opportunities I LP (a)(b)(c)(d)(g)	2,286,534
		8,523,466

	TOTAL PRIVATE EQUITY AND VENTURE CAPITAL INVESTMENTS (Cost - $17,296,346)	19,539,392

See accompanying notes to financial statements.

AOG Institutional Fund
Schedule of Investments (Continued)
September 30, 2024

Shares				Fair Value
	PRIVATE REAL ESTATE - 12.6%
	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 3.6%
105,419	Arctrust III, Inc. (a)(d)(e)			$1,148,176
107,660	Cottonwood Communities (a)			1,321,134
477	Starwood NAV REIT (a)			10,464
				2,479,774
	PRIVATE REAL ESTATE FUNDS - 9.0%
—	Barings Real Estate Debt Income Fund, LP, Investor Class (a)(b)(d)(g)			1,988,925
—	Peppertree Capital Fund X Feeder, LLC (a)(b)(g)			1,002,576
—	PG-AOGFX BVS CC SIDE CAR, LLC (a)(d)(e)(g)			3,200,000
				6,191,501

	TOTAL PRIVATE REAL ESTATE (Cost - $8,804,392)			8,671,275

Principal		Rate (%)	Maturity
	LOANS - 12.4%
$3,000,000	Cadence Group Platform, LLC DBA Percent Technologies Platform, LLC (Series 33) (a)(e)	16.15	4/30/2025	3,000,000
3,000,000	Cadence Group Platform, LLC DBA Percent Technologies Platform, LLC, SPR1 (a)(e)	12.51	5/28/2025	3,000,000
2,500,000	Cadence Group Platform, LLC DBA Percent Technologies Platform, LLC, LNZ (a)(e)	14.56	6/12/2025	2,500,000
	TOTAL LOANS (Cost - $8,500,000)			8,500,000

Shares		Exercise Price	Expiration Date
	WARRANTS - 0.0%
11	Frontline HoldCo LLC, Class A (a)(c)(d)(e) (Cost - $0)	$216,144	3/8/2034	—

Principal		Rate (%)	Maturity
	SHORT-TERM INVESTMENTS - 5.0%
	U.S. TREASURY SECURITIES - 2.9%
$1,013,000	U.S. Treasury Bill	4.60	10/24/2024	1,009,948
1,012,000	U.S. Treasury Bill	4.64	11/14/2024	1,006,238
				2,016,186
Shares
	MONEY MARKET FUND - 2.1%
1,412,622	Federated Hermes Treasury Obligations Fund, Institutional Class, 4.80%(f)			1,412,622

	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,427,986)			3,428,808

	TOTAL INVESTMENTS - 102.3% (Cost $66,694,262)			$70,266,833
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%			(1,575,570)
	NET ASSETS - 100.0%			$68,691,263

BDC	- Business Development Company

LLC	- Limited Liability Company

LP	- Limited Partnership

REIT	- Real Estate Investment Trust

(a)	Illiquid security. See Note 2.

(b)	Investment is valued using net asset value per share (or its equivalent) as a practical expedient (see Note 2 for respective investment strategies, unfunded commitments and redemptive restrictions).

(c)	Non-income producing security.

(d)	Denotes an illiquid and restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. The total of these illiquid and restricted securities represents 63.58% of Net Assets. The total value of these securities is $43,675,051 (see Note 2).

(e)	Level 3 security fair valued using significant unobservable inputs (see Note 2).

(f)	Represents seven day yield as of September 30, 2024.

(g)	Investment does not issue shares.

See accompanying notes to financial statements.

AOG Institutional Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2024

Assets:
Total Investments, at Cost	$66,694,262
Total Investments, at Value	$70,266,833
Dividends and Interest Receivable	709,337
Receivable for Securities Sold	417
Prepaid Expenses and Other Assets	53,292
Total Assets	71,029,879

Liabilities:
Payable for Fund Shares Redeemed	1,950,588
Accrued advisory fees	146,699
Accrued audit fees	60,000
Accrued legal fees	154,820
Other accrued expenses	26,509
Total Liabilities	2,338,616

Net Assets	$68,691,263

Total Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	4,231,118

Net Asset Value and Offering Price Per Share (Net assets / Total shares of beneficial interest outstanding)	$16.23

Composition of Net Assets:
Paid-in-Capital	$63,436,295
Accumulated Earnings	5,254,968
Net Assets	$68,691,263

See accompanying notes to financial statements.

AOG Institutional Fund
STATEMENT OF OPERATIONS
For The Year Ended September 30, 2024

Investment Income:
Dividend Income	$2,731,977
Interest Income	1,188,851
Total Investment Income	3,920,828

Fund Expenses:
Investment Advisory Fees	991,180
Legal Fees	242,210
Administration Fees	228,245
Chief Compliance Officer and Chief Financial Officer Fees	117,603
Offering costs	90,159
Transfer Agent Fees	70,401
Audit Fees	68,000
Fund Accounting Fees	58,017
Printing Expenses	39,685
Trustees’ Fees	33,385
Registration & Filing Fees	22,559
Custody Fees	9,706
Networking Fees	9,236
Miscellaneous Expenses	34,929
Total Expenses	2,015,315
Less: Expenses Waived by the Adviser	(52,527)
Net Expenses	1,962,788
Net Investment Income	1,958,040

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain on Investments	225,792
Net Realized Loss on Currency Translations	(6,604)
Distributions of Realized Gains by Underlying Investments	233,096
Net Realized Gain	452,284

Net Change in Unrealized Appreciation on Investments	2,414,938

Net Realized and Unrealized Gain on Investments	2,867,222

Net Increase in Net Assets Resulting From Operations	$4,825,262

See accompanying notes to financial statements.

AOG Institutional Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2024	2023
Operations:
Net Investment Income	$1,958,040	$433,482
Net Realized Gain/(Loss) on Investments and Currency Translations	219,188	(81,120)
Distributions of Realized Gains by Underlying Investments	233,096	148,652
Net Change in Unrealized Appreciation on Investments	2,414,938	750,609
Net Increase in Net Assets Resulting From Operations	4,825,262	1,251,623

Distributions to Shareholders From:
Distributions Paid from Earnings	(785,014)	(320,669)
Return of Capital	(908,510)	(272,884)
Total Distributions to Shareholders	(1,693,524)	(593,553)

Beneficial Interest Transactions:
Proceeds from Shares Issued	8,100,060	17,392,000
Distributions Reinvested	26,984	6,242
Cost of Shares Redeemed	(5,458,448)	(4,616,345)
Net Increase in Net Assets
Resulting From Beneficial Interest Transactions	2,668,596	12,781,897

Net Increase in Net Assets	5,800,334	13,439,967

Net Assets:
Beginning of Year	62,890,929	49,450,962
End of Year	$68,691,263	$62,890,929

Share Activity:
Shares Issued	508,422	1,140,001
Shares Reinvested	1,703	411
Shares Redeemed	(337,569)	(299,957)
Net Increase in Total Shares Outstanding	172,556	840,455

See accompanying notes to financial statements.

AOG Institutional Fund
STATEMENT OF CASH FLOWS
For The Year Ended September 30, 2024

Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting From Operations	$4,825,262
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(50,306,757)
Proceeds From Sale of Long-Term Portfolio Investments	33,128,656
Capital Adjustments from Investments	805,347
Net Short Term Investment Sales, net of amortization and accretion	15,588,135

Net Realized Gain on Investments and Currency Translations	(219,188)
Distributions of Realized Gains by Underlying Investment Companies	(233,096)
Change in Unrealized Appreciation on Investments	(2,414,938)
Net Accretion of Discounts	(266,567)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Receivable for Securities Sold	997,204
Dividends and Interest Receivable	(308,278)
Deferred Offering Costs	130,467
Prepaid Expenses and Other Assets	(47,017)
Increase/(Decrease) in Liabilities:
Accrued Advisory Fees	66,081
Accrued Audit Fees	15,000
Accrued Legal Fees	107,000
Payable for Fund Shares Redeemed	(2,665,757)
Accrued Offering Costs	(151,722)
Accrued Miscellaneous Fees	(24,904)
Net Cash Used for Operating Activities	(975,072)

Cash Flows From Financing Activities:
Proceeds from Shares Issued	8,100,060
Payment on Shares Redeemed	(5,458,448)
Cash Distributions Paid to Shareholders, Net of Reinvestments	(1,666,540)
Net Cash Provided by Financing Activities	975,072

Net Increase in Cash	—
Cash at Beginning of Year	—
Cash at End of Year	$—

Supplemental Disclosure of Non-Cash Activity:
Non-cash Financing Activities not Included Above Consists of Reinvestment of Distributions	$26,984

See accompanying notes to financial statements.

AOG Institutional Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2024	2023	2022*
Net Asset Value, Beginning of Year/Period	$15.50	$15.37	$15.00
Income From Operations:
Net investment income/(loss) (a)	0.47	0.12	(0.06)
Net gain from investments (both realized and unrealized)	0.67	0.16	0.43
Total from operations	1.14	0.28	0.37

Less Distributions:
From net investment income	(0.19)	(0.08)	—
From return of capital	(0.22)	(0.07)	—
Total Distributions	(0.41)	(0.15)	—

Net Asset Value, End of Year/Period (d)	$16.23	$15.50	$15.37

Total Return (b, d)	7.43%	1.86%	2.47	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$68,691	$62,891	$49,451
Ratio of Expenses to Average Net Assets (f)	2.95%	2.89%	2.65	% (e)
Ratio of Expenses to Average Net Assets (excluding waivers) (f)	3.03%	2.89%	2.71	% (e)
Ratio of Net Investment Income/(Loss) to Average Net Assets (g)	2.94%	0.77%	(0.49	)% (e)
Portfolio turnover rate	57%	43%	7	% (c)

*	The AOG Institutional Fund commenced operations on December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not Annualized.

(d)	Includes adjustments made in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement purposes and the returns based upon those net assets may differ from the net asset values and returns used for shareholder processing.

(e)	Annualized.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2024

1.	ORGANIZATION

The AOG Institutional Fund (the “Fund”) is a Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 2021.

In pursuing the Fund’s investment objective, AOG Wealth Management (the “Adviser”), will seek to achieve the Fund’s investment objective in income-producing assets and assets selected for long-term capital appreciation. The Adviser intends to invest the Fund’s assets primarily in portfolio investments, including a mix of liquid, traditional equity and fixed income investments as well as liquid, alternative and non-traditional investments (collectively, “Portfolio Investments”) . In general, the Fund’s Portfolio Investments are expected to include the following types of investments, both liquid and illiquid: (i) alternative investment funds, including privately offered pooled investment vehicles and publicly offered funds; such as interval funds, tender offer funds, and business development companies that are offered in public offerings or private placements to investors that meet certain suitability standards (collectively, “Investment Funds”), (ii) direct investments in U.S. and non-U.S. equity and fixed income assets which may be substantially similar to those made by Investment Funds, including, but not limited to, notes, bonds, and asset-backed securities, made in co-investment transactions with such Investment Funds; (iii) REITs and other real estate investments; (iv) energy and natural resource investments, including, but not limited to MLPs, oil and gas funds and other energy and natural resource funds; (v) commodity investments, including, but not limited to, commodity pools and precious metals; (vi) absolute return investments, including but not limited to, to managed futures funds, hedge funds and other absolute return investment vehicles; and (vii) U.S. and non-U.S. equity investments, without limitation on an issuer’s capitalization size or specific markets or sectors. The investment objective of the Fund is non-fundamental and, therefore, may be changed without the approval of the Shareholders.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Net Asset Value Determination – The Fund calculates its Net Asset Value (“NAV”) as of the close of each business day, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees (the “Board”) shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of each Fund equals the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments – The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures.

In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Valuation Procedures provide that the Fund will value its investments in Private Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Private

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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Investment Fund manager’s valuations and the relevant Determination Date.

The valuation of each of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820-10”). A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by the Private Investment Fund managers. Specifically, the value of the Fund’s investment in Private Investment Funds generally will be valued using the “practical expedient,” in accordance with ASC 820-10, based on the valuation provided to the Adviser by the Private Investment Fund in accordance with the Private Investment Fund’s own valuation policies. Generally, Private Investment Fund managers value investments of their Private Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

Market quotations will not be readily available for most of the Fund’s investments. To the extent the Fund holds securities or other instruments that are not investments in Investment Funds or direct private equity investments, the Fund will generally value such assets as described below.

Primary and Secondary Fund and other Direct Private Investments – Primary investments are commitments to new private equity, private credit, or other private funds. Secondary investments are purchases of existing interests that are acquired on the secondary market. Primary or secondary investments in private funds are generally valued based on the latest NAV reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of an investment in a private fund based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with FASB’s ASC Topic 946, Financial Services - Investment Companies. Because of the inherent uncertainty of valuations of the investments in private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material.

New purchases of primary or secondary investments in private funds will be valued at acquisition cost initially until a NAV is provided by the third-party fund manager or general partner. The Fund will review any cash flows since the reference date of the last NAV for a private fund received by the Fund from a third-party manager (“Portfolio Fund Manager”) until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such secondary purchases of interests in closed-end private funds (“Portfolio Funds”), the Valuation Committee may also track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private fund which is reasonably available at the time the Fund values its investments.

Although the Fund will determine its NAV daily, Portfolio Funds only provide determinations of the net asset values of the Portfolio Funds on a monthly or quarterly basis. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

For Portfolio Funds or other non-publicly traded debt or equity securities without readily available market prices, the Valuation Committee may also identify publicly available comparable investments or indices. Where the Valuation Committee finds, in good faith, it to be both accurate and appropriate, such publicly available pricing information may be used to adjust these investments on a more frequent basis, with subsequent adjustments occurring upon receipt of a NAV from the relevant third-party fund manager or general partner.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Board, the Adviser or the Private Investment Fund managers regarding appropriate valuations should prove incorrect. Additionally, Private Investment Fund managers will generally only provide determinations of the NAV of Private Investment Funds periodically, in which event it may not be possible to determine the Fund’s NAV more frequently.

Equity Securities – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on Nasdaq), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities – If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty (60) days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities – The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities – Non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Fair Value Procedures – Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to ensure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Valuation Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Valuation Procedures, the Valuation Committee will determine the value after taking into consideration relevant information reasonably available to the Valuation Committee.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2024 for the Fund’s assets measured at fair value:

				Investments
				Valued at
Assets	Level 1	Level 2	Level 3	NAV*	Total
Closed-End Funds	$6,928,643	$4,352,616	$—	$—	$11,281,259
Private Debt and Credit Investments	—	2,795,761	5,913,576	10,136,762	18,846,099
Private Equity and Venture Capital Investments	—	—	9,977,495	9,561,897	19,539,392
Private Real Estate	—	1,331,598	4,348,176	2,991,501	8,671,275
Loans	—	—	8,500,000	—	8,500,000
Warrants	—	—	—	—	—
Short-Term Investments	1,412,622	2,016,186	—	—	3,428,808
Total	$8,341,265	$10,496,161	$28,739,247	$22,690,160	$70,266,833

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Transfers into or out of Levels 3 during the year ended September 30, 2024 are disclosed below.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized				Unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance	Appreciation/
	Balance	purchases	paydowns	loss	(depreciation)	Level 3	Level 3	9/30/24	(Depreciation)
Investments
Private Real Estate	$1,097,691	$3,200,000	$—	$—	$50,485	$—	$—	$4,348,176	$169,990
Private Debt and Credit Investments	6,000,000	1,766,197	—	—	147,379	—	(2,000,000)	5,913,576	97,379
Private Equity and Venture Capital Investments	2,720,059	5,281,250	—	—	(336,314)	2,812,500	(500,000)	9,977,495	1,106,674
Loans	1,500,000	12,300,000	(5,298,233)	(1,767)	—	—	—	8,500,000	—
Total Investments	$11,317,750	$22,547,447	$(5,298,233)	$(1,767)	$(138,450)	$2,812,500	$(2,500,000)	$28,739,247	$1,374,043

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of September 30, 2024:

Investment Type	Fair Value as of 9/30/24	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Loans	$8,500,000	Cost Approach	Transaction Price	N/A
Portfolio Companies	$4,840,983	Cost Approach	Transaction Price	N/A
		Market Approach	General Partner Net Asset Value	N/A
		Market Approach	Daily Valuation Adjustment	N/A
Private Debt and Credit Funds	$5,913,576	Market Approach	Daily Valuation Adjustment	N/A
		Market Approach	General Partner Net Asset Value	N/A
Private Real Estate Investment Trusts	$1,148,176	Index Application	Application of factor adjusted public index	N/A
Private Equity and Venture Capital Funds	$5,136,512	Index Application	Application of public index	N/A
Private Real Estate Funds	$3,200,000	Market Approach	General Partner Net Asset Value	N/A
Warrants	$—	Cost Approach	Transaction Price	N/A
Total	$28,739,247

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

As of September 30, 2024, the Fund had unfunded commitments and/or contingencies for the below listed securities:

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

	Investment		Unfunded	Redemption	Notice Period
Investment in Securities(a)	Strategy	Fair Value	Commitments	Frequency	(In Days)
Alpha Partners Fund III, LP	Private Equity	$396,498	$550,000	N/A	N/A
Banner Ridge Small Buyouts I (Offshore), LP	Private Equity	4,204,750	1,487,748	N/A	N/A
Barings Real Estate Debt Income Fund, LP, Investor Class	Private Real Estate	1,988,925	—	Quarterly, after 3 year lockup	90 days
GEMS Fund 6, LP	Private Debt/Credit	1,822,976	3,250,000	N/A	N/A
iCapital Carlyle Direct Access II, LP	Private Equity	1,278,166	833,409	N/A	N/A
ICON Ark Co-Investment LP	Private Equity	228,984	—	N/A	N/A
Leonid Credit Income Fund, LP	Private Debt/Credit	5,462,023	—	N/A	N/A
Peppertree Capital Fund X Feeder, LLC	Private Real Estate	1,002,576	4,150,000	N/A	N/A
PMG Legal LLC	Private Equity	1,166,965	—	N/A	N/A
Preservation Capital Partners Strategic Opportunities I LP	Private Equity	2,286,534	309,111	N/A	N/A
Symbiotic Capital Life Science Credit Fund, LP	Private Debt/Credit	1,956,653	3,029,936	N/A	N/A
Tiverton AgriFinance III	Private Debt/Credit	895,110	9,000,000	N/A	N/A
		$22,690,160	$22,610,204

(a)	Refer to the Schedule of Investments for classifications of individual securities.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Restricted Securities – Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Pricing and Fair Valuation policies. The Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

Additional Information on each restricted investment held by the Fund on September 30, 2024 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Alpha Partners Fund III, LP	4/11/2022	$450,000	$396,498	0.58%
Alpha Sentinel Associates, LLC, Series I	9/28/2023	500,000	483,092	0.70%
Arctrust III, Inc.	3/15/2022	978,186	1,148,176	1.67%
Arkview Capital Co-Invest IV, LP	4/22/2024	1,766,197	1,913,576	2.79%
Banner Ridge Small Buyouts I (Offshore) LP	9/26/2024	3,758,800	4,204,750	6.12%
Barings Real Estate Debt Income Fund, LP, Investor Class	3/27/2024	2,000,000	1,988,925	2.89%
Carlyle Secured Lending III	1/27/2023	1,700,000	1,748,220	2.55%
CSPG Tidal B Holdings LLC	7/19/2024	1,000,000	1,000,000	1.46%
CTN Holdings, Inc. (f/k/a Aspiration Partners, Inc.)	6/30/2023	1,000,025	350,000	0.51%
Frontline HoldCo LLC	9/25/2024	3,000,000	3,007,891	4.38%
Frontline HoldCo LLC, Class A	9/25/2024	—	—	0.00%
GEMS FUND 6, LP	3/27/2024	1,750,000	1,822,976	2.65%
iCapital Carlyle Direct Access II, LP	10/14/2022	1,254,978	1,278,166	1.86%
ICON Ark Co-Investment LP	5/24/2023	5,888	228,984	0.33%
LEONID Credit Income Fund, LP	2/16/2024	5,500,000	5,462,023	7.95%
Mercer Private Investments Partners VII, LP	7/21/2023	4,147,103	5,136,512	7.48%
PayJoy Asset Fund LLC, Class B	7/15/2023	4,050,000	4,000,000	5.82%
PG-AOGFX BVS CC SIDE CAR, LLC	3/6/2024	3,200,000	3,200,000	4.66%
PMG Legal LLC	7/19/2023	500,000	1,166,965	1.70%
Preservation Capital Partners Strategic Opportunities I LP	11/2/2023	1,679,553	2,286,534	3.33%
Symbiotic Capital Life Science Credit Fund, LP	8/8/2024	1,970,064	1,956,653	2.85%
Tiverton AgriFinance III	8/27/2024	1,000,000	895,110	1.30%
		$41,210,794	$43,675,051	63.58%

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Expenses – The Fund, and therefore, the Shareholders, bear all expenses incurred in the business of the Fund. Additionally, the Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of shares.

Offering Costs – In connection with the conversion of the Fund to an Interval Fund structure, certain offering costs were incurred. These offering costs will be amortized on a straight-line basis over the first twelve months of the Interval Fund’s operations. Offering costs consist primarily of legal fees in connection with the preparation of the registration statement and related filings. As of September 30, 2024, the total offering costs expensed were $90,159.

Federal Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to Shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years ended September 30, 2022-2023, or is expected to be taken on returns filed for the year ended September 30, 2024. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2024, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex -dividend date. Distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax -basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Fund.

Indemnification – In the normal course of business the Fund will enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Adviser is of the view that risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

3.	CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of September 30, 2024, the Fund had unfunded commitments in the amount of $ 24,616,204. At September 30, 2024, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments as of September 30, 2024 are as follows:

Investments	Fair Value	Unfunded Commitment
Carlyle Secured Lending III	$1,748,220	$300,000
Mercer Private Investments Partners VII, LP	5,136,512	906,000
PG-AOGFX BVS CC SIDE CAR, LLC	3,200,000	800,000
Investments valued at NAV as a practical expedient(a)	22,690,160	22,610,204
	$32,774,892	$24,616,204

(a)	See Note 2 for investments valued at NAV as a practical expedient.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

4.	AGREEMENTS

Investment advisory services are provided to the Fund by the Adviser pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Investment Advisory Agreement”). Effective November 16, 2022, and pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 1.49% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) and calculated before giving effect to any repurchase of shares on such date. The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund.

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Fund Operating Expenses (defined below) incurred by the Fund from exceeding 2.95% of the Fund’s average daily net assets until January 29, 2025 (the “Initial Term Date”). “Fund Operating Expenses” are defined to include all expenses incurred in the business of the Fund, provided that the following expenses (“excluded expenses”) are excluded from the definition of Fund Operating Expenses: (i) any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), (ii) Nasdaq Fund Secondaries, LLC and its registered broker dealer and alternative trading system subsidiary, NFSTX, LLC (collectively, “Nasdaq Fund Secondaries”), if the Fund elects to utilize Nasdaq Fund Secondaries in a given year, (iii) any acquired fund fees and expenses, (iv) short sale dividend and interest expenses, and any other interest expenses incurred by the Fund in connection with its investment activities, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (vi) taxes, (vii) certain insurance costs, (viii) transactional costs, including legal costs and brokerage fees and commissions, associated with the acquisition and disposition of the Fund’s Portfolio Investments and other investments, (ix) non-routine expenses or costs incurred by the Fund, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations and (x) other expenditures which are capitalized in accordance with generally accepted accounting principles. In addition, the Adviser may receive from the Fund the difference between the Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The Investment Advisory Agreement will continue in effect from year to year for successive one-year terms after the Initial Term End Date unless terminated by the Board or the Adviser. The agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Fund. If the agreement is terminated by the Adviser, the effective date of such termination will be the last day of the current term. If the Investment Advisory Agreement is terminated by the Adviser, the effective date of such termination will be the last day of the current term. For the year ended September 30, 2024, the Advisor waived fees and reimbursed expenses in the amount of $52,527 which is eligible for the aforementioned recoupment through September 30, 2027.

Employees of PINE Advisors, LLC (“PINE”) serve as the Fund’s Chief Compliance Officer and Chief Financial Officer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended September 30, 2024 are disclosed in the Statement of Operations as Chief Compliance Officer and Chief Financial Officer Fees.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

5.	PURCHASE, EXCHANGE AND REPURCHASE OF SHARES

The Fund has adopted a policy to provide a limited degree of liquidity to Shareholders by conducting one repurchase offer in the third calendar quarter of each year at the NAV per Share, of not less than 5% nor more than 25% of the Fund’s outstanding Shares, on the repurchase request deadline. In the repurchase offer, the Fund will offer to repurchase Shares at their NAV as determined by the Board (the “Repurchase Pricing Date”). Each repurchase offer will be for not less than 5% nor more than 25% of the Fund’s Shares outstanding, but if the amount of Shares tendered for repurchase exceeds the amount the Fund intended to repurchase, the Fund will generally repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. While not offered by the Fund, Shareholders may also have the opportunity for liquidity through participation in the Nasdaq Fund Secondaries auction process.

In addition to this minimum repurchase offer, the Fund may, in the sole discretion of the Fund’s Board, make additional written tender offers of its outstanding Shares pursuant to Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at such times and in such amounts as the Board may determine, with such repurchases typically to occur on March 15, June 15, and December 15 of each year.

During the year ended September 30, 2024, the Fund had Repurchase Offers as follows:

				Net Asset		Percentage of
				Value as of		Outstanding
	Commencement	Repurchase Request	Repurchase Pricing	Repurchase	Amount	Shares
	Date	Deadline	Date	Offer Date	Repurchased	Repurchased
Repurchase Offer #1	November 24, 2023	December 27, 2023	December 27, 2023	$15.65	$528,610	0.82%
Repurchase Offer #2	February 23, 2024	March 28, 2024	March 28, 2024	$15.85	$1,808,313	2.68%
Repurchase Offer #3	May 24, 2024	June 28, 2024	June 28, 2024	$16.38	$1,170,937	1.68%
Repurchase Offer #4	August 23, 2024	September 30, 2024	September 30, 2024	$16.50	$1,950,588	2.72%

Upon obtaining requisite Board approval, which the Fund expects to seek 24-36 months after it commenced operations, the Fund may make its shares available for secondary transfers on a periodic basis through an auction conducted via Nasdaq Fund Secondaries. As of September 30, 2024, the Fund has not requested Board approval to commence the Nasdaq Fund Secondaries auction process and has not accepted purchases of shares through Nasdaq Fund Secondaries.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments for federal income tax purposes, and its respective unrealized appreciation and depreciation on September 30, 2024, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$65,011,865	$7,525,824	$(2,270,856)	$5,254,968

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2024	September 30, 2023
Ordinary Income	$785,014	$320,669
Long-Term Capital Gain	—	—
Return of Capital	908,510	272,884
	$1,693,524	$593,553

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$—	$—	$5,254,968	$5,254,968

The difference between book basis and tax basis accumulated net investment income/loss and unrealized appreciation from investments is primarily attributable to the tax adjustments for partnerships.

At September 30, 2024, the Fund had utilized capital loss carry forwards for federal income tax purposes of $65,832.

For the year ended September 30, 2024, the following reclassifications for net operating losses and updates for prior year’s tax return, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid In	Distributable
Capital	Earnings
$(67,106)	$67,106

8.	RISKS

An investment in the Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that the Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in the Fund are set forth below.

Certain risk factors below discuss the risks of investing in the Investment Funds.

Competition – The business of investing in private markets opportunities is highly competitive, uncertain, and successfully sourcing investments can be problematic given the high level of investor demand some investment opportunities receive. There are no assurances that the Fund will be able to invest fully its assets or that suitable investment opportunities will be available.

Credit Risk – There is a risk that debt issuers will not make payments, resulting in losses to the Fund, and default perceptions could reduce the value and liquidity of securities and may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest and involve an increased risk that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal.

Distressed, Special Situations and Venture Investments – Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

Equity Securities Risk – When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Multiple Levels of Expense – Shareholders will pay the fees and expenses of the Fund and will bear the fees, expenses and carried interest (if any) of the Investment Funds in which the Fund invests.

Private Markets Investment Funds – The managers of the Investment Funds in which the Fund may invest may have relatively short track records and may rely on a limited number of key personnel. The portfolio companies in which the Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Fund will not necessarily have the opportunity to evaluate the information that an Investment Fund uses in making investment decisions.

Real Estate Securities Risks – The Fund may invest in publicly-traded and non-traded real estate investment trusts (“REITs”) or Investment Funds that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such (a “REIT Subsidiary”). As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage.

REIT Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Restricted and Illiquid Investments Risk – The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

9.	PURCHASES AND SALES

For the year ended September 30, 2024, the cost of purchases and proceeds from the sale of securities, other than long-term U.S. Government and short-term securities, amounted to $50,306,757 and $33,128,656, respectively, for the year ended September 30, 2024. There were no purchases or sales of long-term U.S. Government securities during the year ended September 30, 2024.

AOG Institutional Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2024

10.	CAPITAL SHARE TRANSACTIONS

For the year ended September 30, 2024, capital share transactions were as follows:

	Shares	Dollars
Shares issued	508,422	$8,100,060
Shares reinvested	1,703	26,984
Shares redeemed	(337,569)	(5,458,448)
Net Capital Share Transactions	172,556	$2,668,596

11.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2024, Charles Schwab held 94.8% of the voting securities of the Fund for the benefit of others.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Effective October 28, 2024, the Fund has launched Class A shares. Information about the Class A shares can be found in the Fund’s prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
AOG Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AOG Institutional Fund (the “Fund”) as of September 30, 2024, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the period ended September 30, 2022, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, underlying fund managers or issuers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 9, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

AOG Institutional Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2024

Trustees and Officers of the Fund. Set forth below are the names, years of birth, position with the Fund and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Fund. There is no stated term of office for the Trustees and officers of the Fund. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Nominating Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Fund; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set forth above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

Trustees

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.	None
Michelle Whitlock (1990)	Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014 – 2019	None

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
John Grady (1961)	Trustee; Indefinite; Since Inception	Chief Operating Officer, General Counsel and Chief Compliance Officer of ABR Dynamic Funds, January 2021 – Present; Attorney/Partner at DLA Piper LLP, 2016 – 2019; Practus LLP, 2019 – January 2021.	None
Maureen E. O’Toole (1957)	Trustee; Indefinite; Since June 2023	Retired; Managing Director at Actis 2019-2023: Managing Director Morgan Stanley 2012-2019.	None
Betsy Cochrane (1978)	Trustee; Indefinite; Since June 2023	Attorney/Legal Consultant, Axiom and MLA Global Interim Legal Talent, 2024-Present; Executive Vice President, Senior Counsel at Greenbacker Capital Management, LLC, 2021- 2023; Member, US Commodity Futures Trading Commission Global Markets Advisory Committee’s Sub-Committee on Margin Requirements for Uncleared Swaps, 2020-2022; Assistant General Counsel, Director, Barings LLC, 2012-2020.	None

AOG Institutional Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2024

Officers

Name and Year of Birth	Position with Fund and Length of Time Served	Principal Occupations in Past 5 Years
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.
Peter Sattelmair (1977)	Chief Financial Officer and Treasurer; Indefinite; Since May 2023	Director, PINE Advisor Solutions (2021 – present); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2014 – 2021).
Jesse Hallee (1976)	Secretary; Indefinite; Since Inception	Senior Vice President and Associate General Counsel; Ultimus Fund Solutions, LLC, 2022-Present; Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, 2019 – 2022; Vice President and Managing Counsel, State Street Bank and Trust Company, 2013 – 2019.
Alexander Woodcock (1989)	Chief Compliance Officer; Indefinite; Since 2022	Director of PINE Advisor Solutions since 2022; CCO of PINE Distributors LLC since 2022; Vice President of Compliance Services, SS&C ALPS from 2019 to 2022; Manager of Global Operations Oversight, Oppenheimer Funds from 2014 to 2019.
Aaron Rosen (1983)	Chief Investment Officer; Indefinite, Since 2024	Portfolio Manager of the Fund since April 2023 and Chief Investment Officer of the Fund since May 2024; Principal of Copia Wealth Services from August 2021 to January 2023; Director of Sky & Ray from August 2021 to January 2023; Managing Director and Portfolio Manager of Validus Growth Investors from November 2014 to August 2021.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-703-757-8020.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES THE AOG INSTITUTIONAL FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at 877-600-3573

Who are we	Page 2
Who is providing this notice?	AOG Institutional Fund

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to

■     Name, phone number, social security number, assets, income, and date of birth; and

■     Account number, balance, payments, parties to transactions, or cost basis information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Investment Adviser
AOG Wealth Management
11911 Freedom Drive, Suite 730
Reston, VA 20190

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

AOG AR24

(b)	Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The registrant’s audit committee financial expert is John Grady. Mr. Grady is “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024	$165,000
2023	$45,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024	$5,000
2023	$8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2023 and September 30, 2024, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2023 and September 30, 2024, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included under Item 1.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant’s proxy voting policies and procedures are filed under Item 13(a)(4) hereto. The registrant delegates proxy voting decisions to its investment adviser. The proxy voting policies and procedures of the registrant’s investment adviser are filed under Item 13(a)(5).

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

	Title	Years with AOG	Years of PMs Experience
Aaron Rosen	Chief Investment Officer, Portfolio Manager, AOG Institutional Fund	Since 2023	7

(a)(2)

Other Accounts. In addition to the registrant, Mr. Rosen may also be responsible for the day-to-day advisement of certain other accounts, as indicated by the following table (“Other Accounts”). The information below is provided as of September 30, 2024, and excludes accounts where they have advisory but not discretionary authority.

	Registered Investment Companies		Other Pooled Investment Vehicles
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Aaron Rosen	0	$0	0	$0	0	0

Conflicts of Interests. Adviser-advised accounts may have overlapping investment objectives and strategies with the registrant and will invest in private markets investments similar to those targeted by the registrant. In addition, certain Adviser employees may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to all clients, including the registrant. The Adviser uses reasonable efforts to ensure fairness and transparency in the allocation of limited capacity in primary partnership, secondary partnership and direct portfolio company private equity investments. We have designed the allocation process and policy to be clear and objective with the intent of limiting subjective judgment. Our policy focuses on eligibility, priority, materiality, and transparency.

Notwithstanding the generality of the foregoing, when allocating any particular investment opportunity among the registrant and other Adviser-advised accounts, the Adviser will take into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio,(3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a GP of an underlying fund), (4) transaction sourcing or an investor’s relationship with a GP, (5) the amount of capital available for investment by a client, (6) a clients’ liquidity, (7) tax implications and other relevant legal, contractual or regulatory considerations, (8) the availability of other suitable investments for a client, and (9) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the registrant, participating in all investment opportunities that fall within its investment objectives. In fact, until the registrant has obtained co-investment exemptive relief, only those investment opportunities that are not determined to be appropriate for other Adviser-advised accounts will be made available to the registrant.

(a)(3)

Compensation for Mr. Rosen comprises a base salary with bonuses. The base salary is consistent with industry standards for each individual’s level and is adjusted based on merit. Base salary is reviewed annually during performance reviews. All bonuses are based upon individual performance and overall business profitability.

(a)(4)

Each portfolio manager’s beneficial ownership of the registrant as of September 30, 2024 is as follows.

Manager	Dollar Range of Beneficial Ownership in the Registrant as of September 30, 2024
Aaron Rosen	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(b)       Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Frederick Baerenz
Principal Executive Officer
Date: 12/9/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By /s/ Frederick Baerenz
Principal Executive Officer
Date: 12/9/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By /s/ Peter Sattelmair
Principal Financial Officer
Date: 12/9/2024